UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 23, 2022

JAMES RIVER GROUP HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36777	98-0585280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Wellesley House, 2nd Floor, 90 Pitts Bay Road, Pembroke HM08, Bermuda
(Address of principal executive offices)
(Zip Code)
 (441) 278-4580
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐    Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.0002 per share	JRVR	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note
This Amendment No. 1 on Form 8-K/A is being filed by James River Group Holdings, Ltd. (the “Company”) to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 28, 2022 (the “Original Report”), solely to supplement Item 5.02 of the Original Report to include updated disclosure regarding the appointment of Matthew B. Botein to the Company’s Board of Directors.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed, in connection with the issuance and sale of 150,000 Series A Perpetual Cumulative Convertible Preferred Shares, par value $0.00125 per share (the “Series A Preferred Shares”), to GPC Partners Investments (Thames) LP (“GPC Thames”) on March 1, 2022, pursuant to that certain Investment Agreement dated February 24, 2022 (as amended by Amendment No. 1 thereto, the “Investment Agreement”) between the Company and GPC Thames, GPC Thames received the right to designate one individual (the “Series A Designee”) for nomination to the Company’s Board of Directors (the “Board”). GPC Thames designated Matthew B. Botein, the co-founder and Managing Partner of Gallatin Point Capital LLC, an affiliate of GPC Thames, for nomination as the Series A Designee, and, accordingly, the Board approved the appointment of Mr. Botein to serve as a Class I director with a term expiring at the 2024 annual general meeting of the Company’s shareholders, effective following receipt of any necessary regulatory approvals.
All necessary regulatory approvals have been obtained and effective January 6, 2023, Mr. Botein joined the Board as a Class I director, and has been assigned by the Board to serve as a member of the Compensation Committee and as a member of the Investment Committee of the Board.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMES RIVER GROUP HOLDINGS, LTD.

Dated: January 10, 2023	By: /s/ Sarah C. Doran
Sarah C. Doran
Chief Financial Officer